Exhibit 10.1
AMENDMENT NO. 4 TO THE AMENDED AND RESTATED LETTER AGREEMENT

    THIS AMENDMENT NO. 4 to THE AMENDED AND RESTATED LETTER AGREEMENT is made as of July 7th, 2025 (this “Amendment”) by and between AGCO Corporation, a Delaware corporation, and Tractors and Farm Equipment Limited, a company incorporated under the laws of India. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

    WHEREAS, the parties hereto are the parties to the Amended and Restated Letter Agreement, dated as of April 24, 2019, as amended by Amendment No. 1 dated as of April 24, 2024, Amendment No. 2 dated as of April 23, 2025, and Amendment No. 3 dated as of June 25, 2025 (the “Agreement”), and, subject to the terms set forth herein, wish to amend the Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    Section 1.    Amendment to the Agreement

    1.1.    Section 5(a) of the Agreement shall be deleted and replaced with the following:
“This Amended and Restated Letter Agreement will expire on November 28, 2025 or upon the Escrow Deposit Date (as defined in that certain Buyback Agreement, dated June 30, 2025, by and between TAFE and AGCO Holding B.V.), whichever first occurs.”

    Section 2.    Miscellaneous

    2.1.    Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto. Except as expressly amended hereby, the provisions of the Agreement are and shall remain unmodified and in full force and effect.

    2.2.    Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission) each of which will be deemed an original.

    2.3.    Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

    2.4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                    TRACTORS AND FARM EQUIPMENT LIMITED

                    By:  /s/ Mallika Srinivasan
                          Name: Mallika Srinivasan
                          Title: Chairman and Managing Director

                    AGCO CORPORATION

                    By:  /s/ Eric Hansotia
                          Name: Eric Hansotia
                          Title: CEO & Chairman

Date:    July 7, 2025